John Hancock Sector Funds

Supplement to the Class A, Class B and Class C Prospectus

dated March 1, 2007

John Hancock Health Sciences Fund

The prospectus supplement dated March 14, 2007 is deleted.

The “Portfolio Manager” section is amended and restated as follows:

Timothy E. Keefe, CFA
Joined fund team in 2007

In addition, the following will be added to the “Management Biographies” section:

Timothy E. Keefe, CFA
Executive vice president and chief equity
officer, MFC Global Investment Management
(U.S.), LLC
Joined subadviser in 2005
Senior vice president and chief equity officer,
John Hancock Advisers, LLC (2004-2005)
Partner and portfolio manager, Thomas Weisel Partners (2000-2004)
Began business career in 1987

December 19, 2007